SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 16:-	SUBSEQUENT EVENTS

The recent emergence of the coronavirus (COVID-19) pandemic has increased market uncertainty and volatility and led to travel and other restrictions, significantly affecting consumer and businesses behaviors. The culmination of these dramatic large-scale events could result in a global economic recession and significantly decrease the home renovation and remodeling activity and new residential construction, and in turn reduce the demand for the Company’s products, thus materially and adversely affecting results of operations and requires significant management judgment to interpret the potential impact to Company’s assumptions. Given the uncertainty around the extent and timing of the potential future spread or mitigation efforts related to the coronavirus pandemic, the financial impact cannot be reasonably estimated at this time.

During the first quarter of 2020, the Company’s stock price has been impacted by volatility in the U.S. financial markets as a result of the rapid spread of the coronavirus globally and dropped below book value per share. To the extent that changes in the current business environment impact the Company’s ability to achieve levels of forecasted operating results and cash flows, and as long as the Company’s stock price were to trade below its book value per share for an extended period of time and/or should other events occur indicating the carrying value of the Company might be impaired, the Company would test its goodwill for impairment before its annual goodwill testing (see Note 2k) and as result may recognize an impairment loss to the extent that the carrying amount exceeds Company’s fair value. The Company will continue to monitor its financial performance, stock price and other factors in order to determine if there are any indicators of impairment prior to its annual impairment evaluation during the fourth quarter of 2020.